Operator Opening: Good day, and welcome to the ProPetro Holding Corp First Quarter of 2026 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, ProPetro’s Vice President of Finance and Investor Relations. Please go ahead. Matt Augustine - Vice President, Finance and Investor Relations: Thank you, and good morning. We appreciate your participation in today’s call. With me are Chief Executive Officer, Sam Sledge; Chief Financial Officer, Caleb Weatherl; President & Chief Operating Officer, Adam Munoz, and President of PROPWR, Travis Simmering. This morning, we released our earnings results for the first quarter of 2026. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt, and good morning everyone. The results we generated in the first quarter of 2026 demonstrate the resilience of our business model. Despite weather-related disruptions that significantly impacted revenue and profitability during the quarter, we delivered positive financial results in our completions business, particularly when measured by Adjusted EBITDA less incurred capital expenditures. These results highlight the strength of our industrialized model, which is the result of strategic investments, disciplined asset deployment, and rigorous cost management. The strategic actions we implemented throughout 2025 to protect our assets and right-size our cost structure are now delivering measurable benefits, positioning us for success in the current market environment. We will continue to leverage the industrialized nature of our completions business to drive the expansion of PROPWR, which we expect to fuel future earnings growth and further strengthen our value proposition. First Quarter 2026 Earnings Call Scripted Remarks April 30, 2026, 10:00 am CT 1 EXHIBIT 99.3

With respect to the broader environment, we are still in the early stages of assessing the global and domestic implications of the Iran War. While uncertainty remains, we are starting to see signs of recovery across the broader North American oilfield services sector, given a strengthening commodity backdrop that is driving early pricing and activity tailwinds across our completions business. Importantly, structural tightening in the completions market continues to intensify, driven by ongoing attrition, particularly among smaller less disciplined competitors. This trend was already emerging prior to the onset of the Iran War and has since accelerated with the recent increase in demand for U.S. frac activity. Notably, there was already very little spare frac equipment capacity even before the conflict began, further amplifying current market constraints. These dynamics, combined with ongoing capital investment discipline and pricing discipline, have tempered any plans to expand capacity both within ProPetro and among our close peers in the completions space. Collectively, these factors have created a more constructive supply and demand environment for our business over time. We do recognize the impact that the Iran War has created for our business. However, the market remains volatile, and we expect this uncertainty to persist until there is more clarity on the disruptions in the Middle East and the subsequent impacts on global supply and demand dynamics. While external conditions are beyond our influence, we remain focused on what we can control, our commitment to operational excellence, exercising rigorous cost discipline, and deploying capital strategically. Our stable and industrialized business model ensures our positioning not only to navigate this volatility, but also to maximize opportunities and emerge stronger as conditions stabilize. Turning briefly to our fleet, due to the significant diesel-to-natural gas price discount currently at play in the Permian Basin, we have seen an uptick in demand for next-generation natural gas-burning fleets. Currently, approximately 75% of our fleet is next generation, spanning our Tier IV DGB dual-fuel and FORCE® electric fleets. Recently, we have also added a small number of 100% natural gas burning direct drive units that operate at the highest performance standards and complement our existing fleets. These additions are measured and are not intended to expand our overall capacity in this environment, but rather to further enhance our portfolio. We anticipate adding a few more units later this year to capture targeted demand as it arises. As we look ahead, early indications suggest that the floor for crude prices has risen and is becoming more stable, which is constructive for our business. Due to the strong demand for next-generation natural gas-burning fleets, we are currently sold out across our Tier IV DGB dual-fuel and FORCE® electric fleets and accordingly expect to run approximately 12 fleets in the second quarter, up from approximately 11 in the first quarter. Importantly, we do have a few additional Tier II diesel fleets available, which we will deploy only if opportunities meet our economic return thresholds. Given disciplined deployments and limited capacity in the completions market, we are well-positioned to quickly capitalize on new opportunities as they emerge. First Quarter 2026 Earnings Call Scripted Remarks April 30, 2026, 10:00 am CT 2 EXHIBIT 99.3

Moving to PROPWR, we have made significant progress across several key initiatives this past quarter, highlighted by our recent announcement of a new strategic framework agreement with Caterpillar. This agreement enables PROPWR to acquire up to approximately 2.1 gigawatts of additional power generation capacity over the next five years. When combined with the approximately 550 megawatts previously ordered, and upon the successful delivery of assets under this agreement, PROPWR is positioned to have approximately 2.6 gigawatts of power generation capacity delivered by year-end 2031 and fully deployed in 2032. Our nearly 20-year strategic partnership with Caterpillar has been instrumental in shaping our long-term growth plans for PROPWR. This collaboration enables us to pursue shared success while providing PROPWR with reliable access to high-quality assets, even amidst the challenges of an exceptionally constrained supply chain. Together, we are well-positioned to capture the future opportunities and drive mutual value. This agreement underscores PROPWR’s leadership in deploying innovative energy solutions, and we are excited about the transformative potential it brings to our Company. To support our upsized order backlog, we have built a robust commercial pipeline. Demand for reliable and low-emission power solutions remains very strong, fueling continued growth across the data center, industrial, and oil & gas sectors. Notably, we are pleased to report major advancements representing several hundred megawatts of high-potential data center opportunities, in a select portion of our data center commercial pipeline. While specific details are contingent on finalizing agreements, these developments highlight our expanding leadership and strategic positioning in the digital infrastructure market. Additionally, we are engaged in advanced contract negotiations for approximately 100 megawatts to support oil and gas microgrid projects, with deployments expected later this year. These commercial developments will rapidly expand our total committed capacity beyond the approximately 240 megawatts currently committed under contract. We are confident in PROPWR’s future growth and expect to secure additional contracts throughout 2026 as we extend and deepen relationships with both new and existing partners. The majority of future megawatts are anticipated to be contracted within the data center and industrial sectors, driven by their larger load requirements and long-term strategic commitments. Importantly, our near-term focus also remains on disciplined execution, deploying and scaling PROPWR across our contracted customers, with a strong emphasis on de-risking deployments and building a resilient operational foundation to support sustainable long-term growth and profitability. As we continue to deploy capital to grow PROPWR, we remain committed to maintaining financial flexibility and a strong balance sheet. Our preferred source of funding continues to be free cash flow generated from our completions business. This is supplemented by our strong balance sheet, proceeds from our recent equity offering and access to flexible financing First Quarter 2026 Earnings Call Scripted Remarks April 30, 2026, 10:00 am CT 3 EXHIBIT 99.3

arrangements including our Caterpillar financing facility and lease financing structures that we already have in place. Given the recent increased orders, we will continue to actively pursue low-cost capital and flexible financing solutions to support PROPWR’s growth. Looking ahead, while we’re still in the early days for PROPWR, we’ve already made significant progress to secure customer commitments and have real momentum and real operations that allow us to negotiate additional contracts from a position of strength and proven service quality. As the demand for reliable, low-emission power solutions continues to grow, we expect PROPWR to continue to scale and deliver increasing returns over time. Our approach remains consistent. We are staying nimble and disciplined, while continuing to lean into the opportunity we see in power. Stepping back, the strategy we have been executing over the past several years is working. Our completions business continues to generate resilient financial results and provides the foundation to fund growth, while PROPWR represents a high-growth and high-return on investment vehicle that we are just beginning to scale. Importantly, ProPetro is a strong company pursuing value-enhancing growth opportunities from a position of strength. We maintain a healthy balance sheet that provides us with the flexibility to invest in PROPWR. At the same time, we are beginning to see tailwinds emerge in our completions business, with early signs of tightening supply and improving pricing dynamics. We have a strong balance sheet, first-class customers and a first-class team that continues to execute at a high level and operate safely, efficiently and productively. Taken together, we believe we are well positioned to execute through the current environment and create meaningful long-term value. With that, I’ll turn the call over to Caleb. Caleb Weatherl - Chief Financial Officer: Thanks, Sam and good morning, everyone. As Sam mentioned, ProPetro’s first quarter performance once again demonstrated the industrialized and resilient nature of our business. Despite lower revenue, we generated positive financial results in our completions segment, which continues to highlight the durability of our Company. At the same time, we have made meaningful recent progress in PROPWR, including advancing equipment orders and securing additional capital. These efforts position PROPWR to become an increasingly important contributor to the Company’s future earnings profile. First Quarter 2026 Earnings Call Scripted Remarks April 30, 2026, 10:00 am CT 4 EXHIBIT 99.3

During the first quarter, ProPetro generated total revenue of $271 million, a decrease of 7%, as compared to the prior quarter. Net loss totaled $4 million, or $0.03 loss per diluted share, compared to net income of $1 million, or $0.01 income per diluted share, for the fourth quarter of 2025. Adjusted EBITDA totaled $36 million, was 13% of revenue and decreased 29% compared to the prior quarter. This includes the lease expense related to our electric fleets of $16 million. As Sam mentioned, the decrease in Adjusted EBITDA this quarter was primarily driven by reduced utilization in the completions business, which was significantly impacted by adverse weather conditions. Net cash provided by operating activities was $3 million as compared to $81 million in the prior quarter. The decrease is primarily attributable to lower Adjusted EBITDA and working capital headwinds in the first quarter, which consumed approximately $32 million in cash and working capital tailwinds in the prior quarter, which were an approximately $35 million source of cash. During the first quarter, capital expenditures paid were $43 million and capital expenditures incurred were $85 million, including approximately $14 million primarily supporting maintenance in our completions business and approximately $71 million supporting PROPWR orders. Notably, the difference between incurred and paid capital expenditures is primarily comprised of PROPWR-related capital expenditures that have been financed and paid directly by our financing partners and unpaid capital expenditures included in accounts payable and accrued liabilities. Net cash used in investing activities as shown on the statement of cash flows during the first quarter of 2026 was $41 million, which included capital expenditures paid of $43 million, offset by $2 million in proceeds from certain asset sales. We currently anticipate full-year 2026 capital expenditures incurred to be between $540 million and $610 million, up from the $390 million and $435 million range highlighted in our fourth quarter earnings report. Of this, the completions business is expected to account for approximately $140 million to $160 million, including approximately $40 million to $50 million related to planned lease buyouts for a portion of our FORCE® electric fleet portfolio. As a reminder, the five FORCE® electric fleet leases were secured with an initial three-year term and include options to either buy out or extend the leases at the end of that period. The intent behind these leases was to defer upfront capital expenditures while securing the equipment at an attractive cost of capital, supported by the earnings from the FORCE® electric fleets. This strategy proved successful, enabling ProPetro to rapidly transform our fleet and still generate accretive cash flow. Our current intent to exercise the upcoming lease buyouts reflects the completion of a deliberate and strategic capital allocation decision. By exercising these options, we will take full ownership of the FORCE® fleets. Each buyout will immediately reduce our lease expense, currently reflected in operating expenses, and strengthen our commercial flexibility. We expect to buy out all five fleets, with buyouts anticipated to begin in late 2026 and continue through 2028. Also, as a reminder, the Completions business guidance range includes capital reserved for refurbishing a portion of the existing Tier IV DGB fleet, investments in fleet automation technology, as well as measured investments in direct drive First Quarter 2026 Earnings Call Scripted Remarks April 30, 2026, 10:00 am CT 5 EXHIBIT 99.3

gas frac units. Investments in our gas-burning equipment portfolio are especially valuable in the current market context. Accelerating demand for these fleets is driven by higher diesel prices and a significant diesel-to-natural gas price discount in the Permian Basin, resulting from the effects of the Iran War. This price differential enhances the economic viability of natural gas-powered fleets, making these investments critical for capitalizing on market opportunities and strengthening our competitive position. Additionally, we anticipate incurring capital expenditures of approximately $400 million to $450 million for our PROPWR business in 2026. This projected increase is attributable to down payments for future deliveries associated with the recently executed framework agreement with Caterpillar. While these PROPWR capital expenditure estimates reflect the total cost of the equipment, they do not account for the impact of financing arrangements, which are expected to reduce the near-term actual cash outflows or cash capex required from the Company. Cash and liquidity continue to remain healthy. As of March 31, 2026, total cash was $157 million. Total liquidity at the end of the first quarter of 2026 was $289 million including cash and $132 million of available capacity under the ABL Credit Facility. Lastly, and as I mentioned last quarter, we’ll continue to take a disciplined approach to deploying capital. This commitment ensures ProPetro remains well-positioned to fund the strategic growth of our PROPWR business while maintaining a strong financial foundation. To reiterate what Sam already mentioned, we are pleased with our current capital position and our ability to support PROPWR’s growth. That said, we continue to actively work to source low- cost and flexible financing, especially in light of recent increased orders. Our priority remains maintaining a strong balance sheet while ensuring we have the resources to capitalize on future opportunities. Sam, back over to you. Sam Sledge - Chief Executive Officer: Thank you, Caleb. As we wrap up today's call, I want to reiterate a few points. We recognize the improving completions market, which is benefiting from a stronger commodity environment and recent market dynamics, including the impact of the Iran War. Given current supply and demand fundamentals inside the completions market, we remain confident in our ability to respond to additional commercial opportunities as they arise. First Quarter 2026 Earnings Call Scripted Remarks April 30, 2026, 10:00 am CT 6 EXHIBIT 99.3

At the same time, PROPWR continues to gain momentum, supported by a robust commercial pipeline and our recently announced strategic framework agreement with Caterpillar. Our focus remains on disciplined execution and building a durable platform for long-term growth. We have a well-positioned company with a strong balance sheet, first-class customers that is all paired with exceptional leaders and teammates that enable our success. I am grateful for how our team navigated the first quarter with focus, discipline and ownership. Their work positions us exceptionally well for the opportunities ahead. We remain confident in our strategy and in our ability to create value for our shareholders. With that operator, we will now open the call for questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in this discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident," “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, the ability to obtain capital on attractive terms, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated growth prospects of PROPWR, including the demand for its services, types of customers and the ability to secure long-term contracts, the ability to obtain financing on attractive terms, the ability to procure additional equipment, timely receipt of such equipment and successful deployment and anticipated benefits of the PROPWR business line, including its expected financial contribution to our results of operations. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. First Quarter 2026 Earnings Call Scripted Remarks April 30, 2026, 10:00 am CT 7 EXHIBIT 99.3

Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to conflict in the Middle East region, including the Iran War, the Russia-Ukraine war, and events in Venezuela, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in these scripted remarks are made as of the date hereof. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: Matt Augustine Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432-219-7620 First Quarter 2026 Earnings Call Scripted Remarks April 30, 2026, 10:00 am CT 8 EXHIBIT 99.3